SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 6, 2003

                        SERVICE CORPORATION INTERNATIONAL
             (Exact name of registrant as specified in its charter)

             Texas                       1-6402-1              74-1488375
(State or other jurisdiction of  (Commission file number)   (I. R. S. employer
         incorporation)                                   identification number)

1929 Allen Parkway, Houston, Texas                                   77019
(Address of principal executive offices)                           (Zip code)

      Registrant's telephone numbers, including area code - (713) 522-5141


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Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press release, dated August 6, 2003, issued by Service Corporation International

Item 12. Results of Operations and Financial Condition

      On August 6, 2003, Service Corporation International issued a press release disclosing its financial results for the second quarter of 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

August 6, 2003                   SERVICE CORPORATION INTERNATIONAL

                                 By: /s/ Eric D. Tanzberger
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                                 Eric D. Tanzberger
                                 Vice President and Corporate Controller


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                                  Exhibit Index

Exhibit Number                            Description
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99.1                           Press release, dated August 6, 2003, issued
                               by Service Corporation International


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